         THIS THIRD AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (this "Amendment") is made as of June 28, 1999, among:

         1. FIDELITY LEASING SPC II, INC., a Delaware corporation, as seller (the "Seller");

         2. FIDELITY LEASING, INC., a Pennsylvania corporation ("Fidelity"), as servicer (the "Servicer");

         3. MARKET STREET FUNDING CORPORATION, a Delaware corporation (together with its successor and permitted assignee, "MSFC")'

         4. PNC BANK NATIONAL ASSOCIATION ("PNC"), as administrator for and on behalf of MSFC (the "Administrator"); and

         5. HARRIS TRUST AND SAVINGS BANK, as collateral custodian (the "Collateral Custodian") and backup servicer (the "Backup Servicer").

                                   BACKGROUND
                                   ----------

         1. The Seller, the Servicer, MSFC, the Administrator and the Collateral Custodian and Backup Servicer are parties to Receivables Purchase Agreement, dated as of December 29, 1998 (as amended, the "Receivables Purchase Agreement").

         2. The parties hereto now desire to amend the Receivables Purchase Agreement in certain respects, as provided below.

                                    AGREEMENT
                                    ---------

                                    ARTICLE I

                                   DEFINITIONS

         Capitalized terms used herein and not defined herein shall have the meaning assigned to such terms in the Receivables Purchase Agreement.

                                   ARTICLE II

                                   AMENDMENTS

         SECTION 2.1 Amendment of the Receivables Purchase Agreement. The Receivables Purchase Agreement is hereby amended to incorporate the changes shown on the marked pages attached hereto as Exhibit A.

                                   ARTICLE III

                                  MISCELLANEOUS

         SECTION 3.1 Effectiveness. This Amendment shall become effective and be deemed effective as of the date first above written upon the Administrator's receipt of counterparts of this Amendment executed by the parties hereto.

         SECTION 3.2 Waiver of Conditions. Each of the parties hereto waives any other notice requirements or other conditions to this Amendment or the conditions contemplated hereby specified in the documents amended hereby or any related documents.

         SECTION 3.3 Effect of Amendments; Ratification. Upon and after the effectiveness of this Amendment, (a) (i) this Amendment shall be a part of the Receivables Purchase Agreement and (ii) each reference in the Receivables Purchase Agreement to "this Agreement" and the words "hereof," "herein," "hereunder" and words of like import, and each reference to the Receivables Purchase Agreement in any other related agreement shall mean and be a reference to the Receivables Purchase Agreement, as amended hereby; and (b) except as expressly amended hereby, the Receivables Purchase Agreement shall remain in full force and effect and is hereby ratified and confirmed by the parties hereto.

         SECTION 3.4 Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.

         SECTION 3.5 Headings, Etc. Article and Section headings of this Amendment are inserted in this Amendment for convenience of reference only and are not to be considered part of this Amendment for any other purpose.

         SECTON 3.6 Counterparts. This Amendment may be executed by the parties hereto in separate counterparts, each of which shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, the parties listed below have caused their names to be signed hereby by their respective officers thereunto duly authorized all as of the date and year first above written.

                                            FIDELITY LEASING SPC II, INC.



                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title

                                            FIDELITY LEASING, INC.



                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title

                                            MARKET STREET FUNDING CORPORATION



                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title

                                            PNC BANK NATIONAL ASSOCIATION



                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title

                                            HARRIS TRUST AND SAVINGS BANK



                                            By:
                                               --------------------------------
                                                 Name:
                                                 Title

                                                                   EXHIBIT A



================================================================================


                         RECEIVABLES PURCHASE AGREEMENT

                                      among

                         FIDELITY LEASING SPC II, INC.,

                             FIDELITY LEASING, INC.,

                       MARKET STREET FUNDING CORPORATION,

                         PNC BANK, NATIONAL ASSOCIATION,

                                       and

                          HARRIS TRUST AND SAVINGS BANK

                                December 29, 1998

 (conformed as amended on February 1, 1999, and March 8, 1999 and June 28, 1999)



================================================================================

         (b) The Seller may reduce the Capital of any Asset Interest, upon 30 days notice to MSFC and the Administrator prior to the date of such reduction, by remitting to the Agent's Account (i) cash and (ii) instructions to apply such cash to the reduction of such Capital and Yield to accrue (until such cash can be used to pay Commercial Paper Notes) with respect to such Asset Interest, provided that no such reduction shall be given effect unless the Seller has complied with the terms of any Hedging Agreement requiring that one or more Hedge Transactions be terminated in whole or in part as the result of any such reduction of such Asset Interest, and Seller has paid all Hedge Breaking Costs owing to the relevant Hedge Counterparty for any such termination and all Breakage Costs. The Seller shall pay all costs related to the reduction of outstanding Capital, including Breakage Costs, Hedge Breakage Costs and all costs associated with the outstanding Commercial Paper Notes related to such Capital reduction; provided, however, that MSFC and the Administrator shall use their reasonable best efforts to minimize any Breakage Costs.

         Section 2.4       Determination of Yield.

         The Administrator shall determine the Yield (including unpaid Yield, if any, due and payable on a prior Settlement Date) to be paid on each Settlement Date for the related Settlement Period and shall advise the Servicer thereof on the last day of such Settlement Period.

         Section 2.5       Voluntary Repurchases.

         The Seller may, upon at least 30 days' notice to the Adminstrator, repurchase all or any of the Asset Interests, except Asset Interests purchased by MSFC prior to February 4, 1999, in full by remitting to the Agent's Account
(i) cash and (ii) instructions to apply such cash to the Capital and Yield accrued and to accrue (until such cash can be used to pay Commercial Paper Notes) with respect to the Asset Interests to be repurchased, provided that no such repurchase shall be effective unless the Seller has complied with the terms of any Hedging Agreement requiring that one or more Hedge Transactions be terminated in whole or in part as the result of any such repurchase of such Asset Interest, and Seller has paid all Hedge Breaking Costs. The Seller shall pay all costs related to such repuchases, including Breakage Costs, Hedge Breakage Costs and all costs associated with the outstanding Commercial Paper Notes related to the Asset Interests repurchased; provided, however, that MSFC and the Administrator shall use their reasonable best efforts to minimize any Breakage Costs.

         Section 2.6       Dividing or Combining Asset Interests.

         The Administrator may take any of the following actions at the end of a Settlement Period with respect to any Asset Interest: (i) divide such Asset Interest into two or more Asset Interests having aggregate Capital equal to the Capital of such divided Asset Interest, (ii) combine such Asset